CALVERT INCOME FUND

CALVERT SHORT DURATION INCOME FUND

CALVERT LONG-TERM INCOME FUND

CALVERT ULTRA-SHORT DURATION INCOME FUND

CALVERT HIGH YIELD BOND FUND

CALVERT BOND FUND

CALVERT GREEN BOND FUND

Supplement to Prospectus dated February 1, 2019 as revised March 8, 2019, as supplemented and

Statement of Additional Information dated February 1, 2019, as supplemented

CALVERT ULTRA-SHORT DURATION INCOME FUND

Supplement to Summary Prospectus dated February 1, 2019 as revised March 8, 2019

Effective August 19, 2019:

1.	Calvert Short Duration Income Fund Class A shares purchased at net asset value in amounts of $250,000 or more will be subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within 12 months of purchase.

2.	Purchases of Class A shares of Calvert Ultra-Short Duration Income Fund will not be subject to a front-end sales charge or a CDSC.

3.	The following replaces the table in the section entitled “Class A Front-End Sales Charge.” in “Sales Charges”:

Amount of Purchase Income Fund, Long-Term Income Fund, High Yield Bond Fund, Bond Fund and Green Bond Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 or more	0.00**	0.00**	TIERED**

Short Duration Income Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 or more	0.00***	0.00***	TIERED***
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.80% on amounts of $1 million or more but less than $2 million; plus 0.64% on amounts of $2 million or more but less than $3 million; plus 0.40% on amounts of $3 million or more but less than $50 million; plus 0.20% on amounts of $50 million or more but less than $100 million; plus 0.12% on amounts of $100 million or more. A CDSC of up to 0.80% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.
***	No sales charge is payable at the time of purchase on investments of $250,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $250,000 or more as follows: 0.50% on amounts of $250,000 or more but less than $2 million; plus 0.40% on amounts of $2 million or more but less than $3 million; plus 0.25% on amounts of $3 million or more but less than $50 million; plus 0.125% on amounts of $50 million or more but less than $100 million; plus 0.075% on amounts of $100 million or more. A CDSC of 0.50% will be imposed on such investments in the event of redemptions within 12 months of purchase.

July 18, 2019	32725 7.18.19